Exhibit 99.1

NASDAQ: AXSM August 2018 © 2018, Axsome Therapeutics, Inc.

FLS Forward-Looking Statements & Safe Harbor Certain information contained in this presentation may include “forward-looking statements” within the meani ng of the Pri vate Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “conti nue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertai nties, includi ng, but not limited to, the success, timi ng and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation and completion of the trials, interim analyses and receipt of interim results; the timing of and our ability to obtai n and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future ; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; and other factors, i ncluding general economic conditions and regulatory developments, not withi n the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected . The forward -looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by i ndependent parties and by us relating to market size and other data about our i ndustry. This data i nvolves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. © Axsome Therapeutics, Inc. 2

Axsome is addressing growing markets, where current treatment options are limited or inadequate, by leveraging well-characterized compounds to create nov el therapeutics to meet unmet medical needs and improve the lives of patients. © Axsome Therapeutics, Inc. 3

Overview Our Technologies Enabling new and innovative medicines to treat CNS conditions MoSEIC™ Delivery Chiral & Formulation Chemistry Metabolic Inhibition Chemical Synthesis & Analysis © Axsome Therapeutics, Inc. 4

Overview Our Candidates and Pipeline • Five differentiated clinical-stage assets targeting significant and growing markets. • Patent protection to 2034, worldwide rights. ack Granted ack Granted Abbrev iations: BML = Bone Marrow Lesions; BUP = Bupropion; CLBP = Chronic Low Back Pain; DM = Dextromethorphan; DZT = Disodium Zoledronate Tetrahy drate; Eso = Esomeprazole; MC = Modic Changes; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis; Riz = Rizatriptan; S-BUP = Esbupropion; SPA = Special Protocol Assessment. © Axsome Therapeutics, Inc. 5 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 A XS-05 (DM + BUP) Treatment Resistant Agitation in Alzheime Major Depressive Di Smoking Cessation Depression: Fast Tr r ’s Disease: Fast Tr sorder Ongoing Ongoing Ongoing Ongoing A XS-07 (MoSEIC™ Mx + Riz) Migraine A XS-09 (DM + S-BUP) CNS Disorders A XS-02 (DZT) Knee OA with BMLs: CLBP with MCs SPA Received; Fast Track Granted Ongoing A XS-06 (MoSEIC™ Mx + Eso) OA and RA

© Axsome Therapeutics, Inc. 6 AXS-05 Dextromethorphan (DM) + Bupropion (BUP) Novel therapy for CNS disorders: • Treatment Resistant Depression (TRD) • Agitation in Alzheimer’s Disease (AD) • Major Depressive Disorder (MDD) • Smoking Cessation

AXS-05 CNS Disorders: Mechanisms of Action Pharmacodynamic Synergy Relevant Indications Related Agents • • Ketamine Memantine (Namenda®) • • Fluvoxamine (Luvox®) Donepezil (Aricept®) • • Duloxetine (Cymbalta®) Venlafaxine (Effexor®) • • • Escitalopram (Lexapro®) Fluoxetine (Prozac®) Sertraline (Zoloft®) • Bupropion (Wellbutrin®) • Bupropion (Wellbutrin®) Relevant DM = Dextrom ethorphan; BUP = Bupropion. Pres ent © Axsome Therapeutics, Inc. 7 Mechanism of Action DM BUP AXS-05 DM+BUP NMDA Receptor Antagonist Sigma-1R Agonist Norepinephrine Reuptake Inhibitor Serotonin Reuptake Inhibitor Dopamine Reuptake Inhibitor Nicotinic ACh Receptor Antagonist

AXS-05 CNS Disorders: Mechanisms of Action and Relevant Indications Pharmacodynamic Synergy Relevant Indications1 Related Agents2 • Memantine (Namenda®) • Donepezil (Aricept®) • Venlafaxine (Effexor®) Relevant DM = Dextrom ethorphan; BUP = Bupropion. Pres ent 1. Indications listed are associated w ith the mechanism of action and are not related to either DM or BUP, unless specif ically noted. 2. Agents do not contain DM or BUP, unless specif ically noted. © Axsome Therapeutics, Inc. 8 • Ketamine • Fluvoxamine (Luvox®) • Duloxetine (Cymbalta®) • Escitalopram (Lexapro®) • Fluoxetine (Prozac®) • Sertraline (Zoloft®) • Bupropion (Wellbutrin®) • Bupropion (Wellbutrin®) Mechanism of Action DM BUP AXS-05 DM+BUP NMDA Receptor Antagonist Sigma-1R Agonist Norepinephrine Reuptake Inhibitor Serotonin Reuptake Inhibitor Dopamine Reuptake Inhibitor Nicotinic ACh Receptor Antagonist

AXS-05 CNS Disorders: Novel Therapy for CNS Disorders DM Alone DXO Difficult to achieve plasma levels. potential therapeutic DM DM Rapid metabolism AXS-05 (DM + BUP) DXO Inhibits DM metabolism • • • Pharmacokinetic synergy Potential pharmacodynamic synergy Potential efficacy in CNS disorders DM BUP DM BUP DM concentration increased to therapeutic range DM = Dextrom ethorphan; DXO = Dextrorphan; BUP = Bupropion. BUP active at CNS receptors • Phase 1 trials with AXS-05 completed: – Significant increase in DM plasma levels. • Phase 3 trials in TRD and AD Agitation initiated. • Phase 2 trials in MDD and Smoking Cessation initiated. © Axsome Therapeutics, Inc. 9 IP Overview • 26 issued patents – protection through 2034.

AXS-05 CNS Disorders: Phase 1 Results Dextromethorphan AUC Dextromethorphan Cmax P<0.0001 P<0.0001 160.0 1700 $' DJLWDWLRQ, 'HSUHVVLRQ* 85 - 883 - 525 - $EQRUPDO ODXJKLQJ/FU\LQJ† † 53 - 0 0.0 DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) DM concentrations associated with reported therapeutic responses shown (dotted lines). * DM plasma concentrations reported with dose (DM 30 mg + Q 10 mg) resulting patients, and of depressive symptoms in AD and PBA patients. † DM plasma concentrations reported with dose (DM 20 mg + Q 10 mg) resulting PBA patients. Axsome data on f ile. Therapeutic DM concentrations f rom NDA 021879, FDA Clinical Pharmacology Review . DM, Dextromethorphan; Q, Quinidine; BUP, Bupropion; AD, Alzheimer’s disease; PBA, pseudobulbar af f ect in reduction of agitation symptoms in AD in reduction in emotional symptoms in © Axsome Therapeutics, Inc. 10 AUC0-12 ng*hr/mL Cmax ng/mL 1686 28 $' DJLWDWLRQ, 'HSUHVVLRQ* 158.1 $EQRUPDO ODXJKLQJ/FU\LQJ 3.8

AXS-05 CNS Disorders: TRD Overview • 63% and 44% of MDD patients have inadequate response to initial therapy and second line therapy, respectively.2 • Only 1 approved drug for TRD = unmet medical need. • AXS-05 combines the MOA of 4 distinct anti-depressant drug classes into one novel oral therapeutic. • DM antidepressant effects demonstrated preclinically clinically. and • Phase 3 interim futility analysis: IDMC continuation. • Phase 2 MDD trial ongoing. recommended trial 3M patients U.S.1-3 in the nt Depression: Fast Track Granted Disorder Abbreviations : DM = Dextrom ethorphan; BUP = Bupropion. 1. Marcus SC, Olf son M. Arch Gen Psychiatry 2010;67:1265-1273. 2. Rush AJ, et al. Am J Psychiatry 2006;163:1905-1917. 3. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 11 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-05 (DM + BUP) Treatment Resista Major Depressive Ongoing Ongoing

AXS-05 CNS Disorders: TRD Clinical Rationale • DM and metabolic inhibitor reduce depressive symptoms in TRD and in AD. Symptom Reduction in TRD Patients Depressive Symptom Reduction in AD Agitation Patients Treated with DM and Metabolic Inhibitor2 DM+Q DM and Metabolic Inhibitor1 Treated with Placebo (30/10 mg) 0 0.5 -5 0.0 -10 ** -15 -0.5 -20 Wk 1 Wk 2 Wk 4 Wk 6 Wk 8 Wk 12 Time (weeks) Failed 2 to 10 prior treatments 45% RI SDWLHQWV KDG • 50% UHGXFWLRQ LQ 0$'56 -1.0 P=0.002 • • ** P<0.01 versus baseline 1. Murrough J, et al. J Affect Disord. 2017;218:277-283. 2. Cummings J, et al. JAMA. 2015;314:1242-1254. © Axsome Therapeutics, Inc. 12 Change in Montgomery-Asberg Depression Rating (MADRS) Scale Change in Cornell Scale Score ** ** ** DM/Q Titration DM/Q 45/10 mg q 12 hrs

AXS-05 CNS Disorders: TRD Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-05 in the treatment of TRD. 1:1 randomization of inadequate responders Period 2, Double-blind (6 weeks) Period 1, Open-label (6 weeks) N=346 (BUP + DM) BUP = Bupropion; DM = Dextrom ethorphan. • Primary Endpoint: Change in depression score from randomization to end of study, measured using the Montgomery-Asberg Depression Rating Scale (MADRS). • Key Inclusion Criteria: – Male or female 18-65 years old – History of inadequate response to 1 or 2 adequate antidepressant treatments • Interim futility analysis: Conducted at approximately 40% target randomized subjects. IDMC recommended trial continuation. • Interim efficacy analysis: Planned at approximately 60% target randomized subjects. © Axsome Therapeutics, Inc. 13 Bupropion Arm B (n=173) Bupropion AXS-05 Arm A (n=173)

AXS-05 CNS Disorders: Agitation in AD Overview • Agitation and aggression seen in approximately 45% of AD patients during 5-year period.3 • Characterized by emotional distress, aggressive behaviors, disruptive irritability, disinhibition, and caregiver burden.4 • Associated with4,5: – – – Accelerated cognitive decline Earlier nursing home placement Increased mortality • No approved medication = unmet medical need. • Proof of concept: DM plus metabolic inhibitor reduced agitation in AD patients. • Phase 2/3 ongoing. 2M patients in the U.S.1,2 mer’s Disease: Fast Track Granted Abbreviations : DM = Dextrom ethorphan; BUP = Bupropion. 1. Ryu, SH, et al. Am J Geriatr Psychiatry. 2005;13:976-983. 2. Hebert, LE, et al. Neurology. 2013;80:1778-1783. 3. Steinberg M, et al. Int J Geriatr Psychiatry. 2008;2:170-177. 4. Antonsdottir IM, et al. Expert Opin Pharmacother. 2015;11:1649-1656. 5. Rabins PV et al. Alzheimers Dement. 2013; 9:204-207. © Axsome Therapeutics, Inc. 14 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-05 (DM + BUP) Agitation in Alzhei Ongoing

AXS-05 CNS Disorders: Agitation in AD Clinical Rationale Change in Agitation/Aggression Scores in AD with DM and Metabolic Inhibitor Quinidine (Q) • Randomized, double-blind, controlled, two-stage trial. – Placebo (n=125), 30 mg quinidine (Q) (n=93), for placebo-DM + 10 stage 1. mg Placebo DM+Q 0.0 • DM+Q treatment reduced agitation/ aggression in AD by 46% vs. 24% for placebo (P<0.001)—primary endpoint. • Statistically significant improvement in multiple secondary endpoints. • DM plasma levels achieved with AXS-05 target therapeutic range. -1.0 -2.0 in -3.0 • Potential for additional contribution bupropion component of AXS-05. from -4.0 Cummings J, et al. JAMA. 2015;314:1242-1254. © Axsome Therapeutics, Inc. 15 Change in NPI Agitation/Aggression Domain P<0.001

AXS-05 CNS Disorders: Agitation in AD Phase 2/3 Design A Phase 2/3 trial to assess the efficacy and safety of AXS-05 in the treatment of Agitation in AD. Screening Double-blind Phase (5 weeks) (BUP + DM) N=435 1:1:1 randomization BUP = Bupropion; DM = Dextrom ethorphan. • Primary Endpoint: Cohen-Mansfield • Key Inclusion Criteria: Agitation Inventory (CMAI). – Diagnosis of probable Alzheimer’s disease – Clinically significant agitation • Interim futility analysis: Planned at approximately 30% target randomized subjects. • Interim efficacy analysis: Planned at approximately 60% target randomized subjects. © Axsome Therapeutics, Inc. 16 Placebo Arm C (n=145) Bupropion Arm B (n=145) AXS-05 Arm A (n=145)

AXS-05 CNS Disorders: Smoking Cessation Overview • Smoking is single largest cause of preventable death in the U.S.1 • 70% of smokers want to quit and only 3-5% who attempt to quit without assistance are successful for 6-12 months.2 • DM component of AXS-05 significantly reduced nicotine self-administration in nicotine-dependent rats. • Bupropion component of AXS-05 has been found to be effective for smoking cessation in clinical trials. • Axsome entered into a research collaboration with Duke 40M patients University to evaluate AXS-05 in a smokers attempting to quit. • Phase 2 trial ongoing. Phase 2 clinical trial in U.S.1 in the on Abbreviations : DM = Dextrom ethorphan; BUP = Bupropion. 1. U.S. Department of Health and Human Services. The Health Consequences of Smoking: 50 Years of Progress. A Report of the Surgeon General. 2014. 2. Hughes JR, et al. Addiction. 2004;99(1):29-38. © Axsome Therapeutics, Inc. 17 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-05 (DM + BUP) Smoking Cessati Ongoing

AXS-09 CNS Disorders: AXS-09 (Esbupropion + DM) Overview • Esbupropion and DM fixed-dose combination • Esbupropion is the chirally pure S-enantiomer of bupropion. • Phase 1 trial completed: – Pharmacokinetic trial of AXS-09, R-bupropion and dextromethorphan, single-entity S-bupropion, or single-entity R-bupropion Substantial increases in DM plasma concentrationswith AXS-09 (p<0.0001 day 1 versus day 8) DM concentrations with AXS-09 comparable to AXS-05 AXS-09 was well tolerated – – – • To be developed in future CNS indications Abbrev iations: DM = Dextromethorphan; S-BUP = Esbupropion. © Axsome Therapeutics, Inc. 18 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 A XS-09 (DM + S-BUP) CNS Disorders

© Axsome Therapeutics, Inc. 19 MoSEIC™ Meloxicam Novel therapies: • AXS-07 – Migraine • AXS-06 – OA and RA

MoSEIC™ Migraine, OA and RA: MoSEIC™Meloxicam Overview • MoSEIC meloxicam is a potent, oral, rapidly-absorbed, once-daily, non-opioid, COX-2 preferential, pain therapeutic. • Standard meloxicam has an extended Tmax (4-6 hours) which delays its onset of action.1,2 • Axsome’s MoSEIC (Molecular Solubility Enhanced Inclusion Complex) technology substantially increases the rate of absorption of meloxicam while maintaining its approximately 20-hour half-life. • Phase 1 results: 9 times faster Tmax, higher Cmax and similar half-life, compared to Mobic®. • Potential utility for migraine, and the signs and symptoms of OA and RA. • AXS-07 is a fixed-dose combination • AXS-06 is a fixed-dose combination NSAID-associated ulcers). of MoSEIC meloxicam of MoSEIC meloxicam and and rizatriptan. esomeprazole (to reduce risk of 1. Mobic® (meloxicam) FDA Package Insert. 2. Euller-Ziegler et al., Inflamm Res 50, Supplement 1 (2001) S5–S9. © Axsome Therapeutics, Inc. 20 IP Overview • 2 issued patents and 3 allowed applications – protection through 2036. • Pharmacokinetic patents • More than 25 U.S. and international applications.

MoSEIC™ Migraine, OA and RA: MoSEIC™Meloxicam Phase 1 Results Meloxicam Tmax after 15 mg Dose Mean Meloxicam Concentrations 2,500 Mobic® 2,000 MoSEIC™ - Oral 1,500 IV (bolus) IV (infusion) 1,000 IM 500 Mobic® - Oral - 0 1 2 3 4 5 0 1 2 3 4 5 6 7 8 910 11 12 14 24 Hours Hours Mobic® (0.5 hour versus 4.5 hours, respectively, • MoSEIC meloxicam Tmax 9 times faster than p<0.0001). • Therapeutic plasma levels achieved within 15 minutes of oral dosing of MoSEIC meloxicam. • MoSEIC meloxicam had higher mean Cmax (p=0.0018), faster time to therapeutic plasma concentration (p<0.0001), and time to half-maximal plasma concentration (p<0.0001) as compared Mobic®. to • Terminal half-lives were approximately 20 hours for MoSEIC meloxicam Sources: Axsome data on f ile. IV and IM data f rom Euller-Ziegler et al., Inflamm Res 50, Supplement 1 (2001) S5–S9. and 22 hours for Mobic®. © Axsome Therapeutics, Inc. 21 ng/mL MoSEIC™ Meloxicam

MoSEIC™ AXS-07: MoSEIC™ Meloxicam + Rizatriptan for Migraine • Meloxicam is a new molecule for migraine—not currently approved or used for this indication due to prolonged Tmax • MoSEIC delivery enables its use in abortive treatment of migraine – Rapid Tmax of MoSEIC meloxicam is ideal for migraine treatment – Extended half-life of MoSEIC meloxicam should lead to lower symptom recurrence • AXS-07 combines unique PK of MoSEIC proven efficacy of rizatriptan • FDA Pre-IND written guidance received • Phase 3 initiation anticipated in 2018 meloxicam with 37M patients in the U.S.1 Abbreviations : Mx = Meloxicam ; Riz = Rizatriptan. 1. Pleis JR, et al., Summary health statistics for U.S. adults: National Health Interview Survey, 2009. National Center for Health Statistics. Vital Health Stat 10(249). 2010. © Axsome Therapeutics, Inc. 22 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-07 (MoSEIC™ Mx + Riz) Migraine

MoSEIC™ AXS-07: Differentiated Clinical Profile for Migraine Rapid absorption & onset of action Based on rapid absorption of MoSEIC meloxicam and expected additive effect of AXS-07 components Strong & consistent pain relief Potential for superior efficacy as compared to current treatments based on expected additive effect of AXS-07 components Sustained pain relief Based on extended MoSEIC meloxicam half-life and expected additive effect of AXS-07 components Pharmaco-economic benefits Potentially superior efficacy expected to result in reduced use of medication and medical services, reduced absenteeism and loss of productivity © Axsome Therapeutics, Inc. 23

Corporate Barriers to Entry 24 Issued U.S. Patents 2 Issued O-U.S. Patents Claims extending to 2034 >40 pending 2 issued U.S. Patents Claims extending >25 pending to 2036 Proprietary Manufacturing Drug Product Formulation Proprietary Manufacturing Drug Product Formulation MoSEIC™ Meloxicam (AXS-07, AXS-06) AXS-05 AXS-09 AXS-02 88 Issued U.S. Patents* 51 Issued O-U.S. Patents Claims extending to 2034 >75 pending Proprietary Manufacturing API Synthesis *Claim s cover AXS-02 and related s ubs tances and dis ease indications. © Axsome Therapeutics, Inc. 24

Corporate Our Team United Therapeutics Corp. Former President, COO Merck Former CFO Group at UBS Diplomat of the American Board of Herriot Tabuteau, MD Chairman © Axsome Therapeutics, Inc. 25 Management Herriot Tabuteau, MD Founder & CEO Nick Pizzie, CPA, MBA CFO Cedric O’Gorman, MD, MBA SVP, Clinical Development & Medical Affairs Mark Jacobson, MA SVP, Operations Robert Niecestro, PhD VP, Clinical & Regulatory Board of Directors Roger Jeffs, PhD Former President, Co-CEO, Director Prior positions at Amgen and Burroughs Wellcome Myrtle Potter Genentech Prior positions at Bristol-Myers Squibb and Mark Saad Bird Rock Bio, Inc. Former COO of the Global Healthcare Mark Coleman, MD Medical Director National Spine and Pain Centers Anesthesiology

Corporate Key Financial Information Cash: $20.4 Million Debt (Face V alue)1: $8.1 Million Common Shares Outstanding: 26.3 Million Options and Warrants Outstanding2: 5.0 Million • Financial guidance: Cash anticipated to fund operating requirements into the third quarter of 2019. 1. Book value of $8.5 m illion. 2. Cons is ts of 2.9 m illion options and 2.1 m illion warrants . © Axsome Therapeutics, Inc. 26 As of June 30, 2018

Overview Clinical Milestones 2020) Abbreviations: AD = Alzheimer’s Disease; BUP = Bupropion; CLBP = Chronic Low Back Pain; DM = Dextromethorphan; DZT = Disodium Zoledronate Tetrahydrate; Eso = Esomeprazole; MDD = Major Depressive Disorder; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis; Riz = Rizatriptan; S-BUP = Esbupropion; TRD = Treatment Resistant Depression. Accomplished milestone. Upcoming milestone. © Axsome Therapeutics, Inc. 27 Product Candidat e I ndicat ion 2018 2019 AXS-05 (DM + BU P) TRD STRIDE-1 interim analysis STRIDE-1 interim efficacy analysis (4Q 2018) STRIDE-1 top-line results (1H 2019) AD Agitation ADVANCE-1 interim analysis (4Q 2018) ADVANCE-1 interim efficacy analysis ADVANCE-1 top-line results (2H 2019/1H M DD Ph 2 trial start Ph 2 top-line results (4Q 2018) Smoking Ce ssation Ph 2 trial start Ph 2 top-line results (1Q 2019) AXS-07 (MoSEIC™ Mx + Riz) M igraine Ph 3 trial start (4Q 2018) Ph 3 top-line results AXS-09 (DM + S-BUP) CNS Disorde rs Ph 1 trial results AXS-02 (DZT) Kne e OA COAST-1 interim analysis

© Axsome Therapeutics, Inc. 28 S-02 Disodium Zoledronate Tetrahydrate Novel therapy for chronic pain: • Knee Osteoarthritis (OA) with Bone Marrow Lesions (BMLs) • Chronic Low Back Pain (CLBP) with Modic Changes (MCs)

AXS-02 Chronic Pain: Differentiated Therapy AXS-02 Disodium Zoledronate Tetrahydrate Oral Dose Long-acting Targeted Therapy Non-opioid Nov el Mechanism Mechanisms of Action Inhibits bone-resorbing osteoclasts Downregulates acid-sensing† ion channels Reduces pro-inflammatory cytokine production Anti-angiogenic †Acid is a w ell know n cause of pain. © Axsome Therapeutics, Inc. 29

AXS-02 Chronic Pain: Knee OA with BMLs Overview MRI: knee side view* • Bone marrow lesions (BMLs) on MRI are associated with pain in knee osteoarthritis (OA).1 • BMLs are regions of increased bone turnover, and reduced mineral density.2,3 • Zoledronic acid inhibits bone resorption and increases mineral density. • Phase 3 trial initiated based on positive Phase 2 results with IV zoledronic acid. • Phase 3 interim analysis: IDMC recommended continuation to full enrollment Femur A P BML Tibia 7M patients in the U.S.4-9 Fast Track Granted Abbreviations : DZT = Dis odium Zoledronate Tetrahydrate. * MRI show ing BML in medial tibia f rom Driban, et al. Arthritis Res Ther. 2013;15:R112. 1. Driban JB, et al. Arthritis Res Ther. 2013;15:R112. 2. Hunter DJ, et al. Arthritis Res Ther. 2009;11:R11. 3. Kazakia GJ, et al. Osteoarthritis Cartilage. 2013;21:94-101. 4. Law rence RC, et al. Arthritis Rheum. 2008;58:26-35. 5. Zhang Y, Jordan. JM Clin Geriatr Med. 2010;26:355–69. 6. Tanamas SK, et al. Rheumatology. 2010;49:2413–19. 7. Guermazi A, et al. BMJ. 2012;345:e5339. 8. Jensen OK, et al. Spine J. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 9. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 30 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-02 (DZT) Knee OA with BML s: SPA Received; Initiated

AXS-02 Chronic Pain: Knee OA with BMLs Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-02 in the treatment of pain of knee OA associated with BMLs. Clinical Knee OA Symptom Treatment 1 Study Screening, Baseline Double-blind Phase (24 weeks) Special Prot ocol A ssessment (SPA ) receiv ed N=346 1:1 randomization • Primary Endpoint: Change in pain intensity from baseline to week 24, measured using the 0-10 Numerical Rating Scale (NRS). • Key Inclusion Criteria: – Male at least 50 years of age or postmenopausal female, with knee OA and BMLs – Moderate or worse knee pain • Dosage: Once per week for six weeks; no drug for remainder of double-blind phase. © Axsome Therapeutics, Inc. 31 Placebo Arm B (n=173) AXS-02 (disodium zoledronate tetrahydrate) Arm A (n=173)

AXS-02 Chronic Pain: CLBP with MCs Overview MRI: lumbar side view* • Modic changes (MCs) type 1 (M1) on MRI are associated with chronic low back pain (CLBP).1 • Increased bone turnover on bone scan is seen in M1 lesions.2 • Increased pro-inflammatory cytokines, and vascular density seen in M1 lesions.3 • Zoledronic acid reduces bone turnover, suppresses the production of inflammatory mediators, and is anti-angiogenic. • Phase 2 results: Zoledronic acid reduced pain in patients with CLBP. • FDA clearance received for IND for Phase 3 trial – initiation planned following readouts from CREATE-1 and STRIDE-1. M1 A P Disc 1.6M patients in the U.S.4-7 • Issued U.S. patents: protection acid for low back pain. into 2034 – uses of oral zoledronic Abbreviations : DZT = Dis odium Zoledronate Tetrahydrate. * MRI show ing modic type 1 lesions f rom Luoma K, et al. European Congress of Radiology (ECR). 2014;Poster B-0458. 1. Zhang Y, et al. Eur Spine J. 2008;17:1289-1299. 2. Järvinen J, et al. Spine: ISSLS Society Meeting Ab stracts. Oct. 2011;Volume Suppl, Abstract GP127. 3. Rahme R, Moussa R. Am J Neuroradiol. 2008;29:838–42. 4. Law rence RC, et al. Arthritis Rheum. 2008;58:26-35. 5. Zhang Y, Jordan. JM Clin Geriatr Med. 2010;26:355–69. 6. Jensen OK, et al. Spine J. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 7. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 32 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-02 (DZT) CLBP with MCs

MoSEIC™ AXS-06: MoSEIC™ Meloxicam + Esomeprazole for OA & RA • AXS-06 is a fixed-dose combination of MoSEIC™ meloxicam and esomeprazole • Being developed to treat OA and RA, and to reduce the risk of NSAID-associated upper GI ulcers • Potentially best-in-class NSAID profile: – – – Oral administration with IV-like onset of action Long half-life for sustained effect and once-daily dosing Improved GI safety from esomeprazole component • Positive Phase 1 results: therapeutic meloxicam concentrations within 15 mins, gastroprotective esomeprazole concentrations • FDA Pre-IND written guidance received • AXS-06 is Phase 3-ready 120M NSAID TRx per U.S. year in the Abbreviations : Es o = Es om eprazole; Mx = Meloxicam ; OA = Os teoarthritis ; RA = Rheum atoid Arthritis . © Axsome Therapeutics, Inc. 33 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-06 (MoSEIC™ Mx + Eso) OA and RA Phase 3 ready

For more information, please contact Mark Jacobson SVP, Operations 212-332-3243 mjacobson@A xsome.com axsome.com